                                                                    Exhibit 99.1

================================================================================








                            BOSTON PROPERTIES, INC.
                   Supplemental Operating and Financial Data
                      for the Quarter Ended June 30, 2001








================================================================================

                            Boston Properties, Inc.
                              Second Quarter 2001

====================================================================================================================================

                                                               INDEX


                                                     Page                                                                       Page
                                                     ----                                                                       ----
  Company Background                                    3    Office/Technical Properties-Lease Expiration Roll Out                25
  Investor Information                                4-5    Industrial Properties-Lease Expiration Roll Out                      26
  Financial Highlights                                  6    Grand Total - Office, Office/Technical and Industrial Properties     27
  Consolidated Balance Sheets                           7    Boston Area Lease Expiration Roll Out                                28
  Consolidated Income Statements                        8    Washington DC Area Lease Expiration Roll Out                         29
  Funds From Operations                                 9    San Francisco Area Lease Expiration Roll Out                         30
  Financial Ratios                                     10    New York Area Lease Expiration Roll Out                              31
  Capital Structure                                    11    Princeton Area Lease Expiration Roll Out                             32
  Debt Analysis                                     12-14    Other Area Lease Expiration Roll Out                                 33
  Joint Ventures                                       15    Hotel Performance                                                    34
  Portfolio Overview-Square Footage                    16    Same Property Performance                                            35
  Property Listing                                  17-20    "In-Service" Property Performance                                    36
  Top 20 Tenants                                       21    Capital Expenditures                                                 37
  Portfolio Overview-FFO                               22    Value Creation Pipeline - Acquisitions/Dispositions                  38
  Occupancy Analysis                                   23    Value Creation Pipeline - Development                                39
  Office Properties-Lease Expiration Roll Out          24    Value Creation Pipeline - Land Parcels                               40
                                                             Acquisition Property Profile                                         41

====================================================================================================================================

                            Boston Properties, Inc.
                              Second Quarter 2001
                              COMPANY BACKGROUND

     Boston Properties is a fully integrated, self-administered and self-managed real estate investment trust that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of office, industrial and hotel properties. The Company is one of the largest owners and developers of Class A office properties in the United States, concentrated in four core markets - Boston, Midtown Manhattan, Washington, DC and San Francisco.

     On June 23, 1997, Boston Properties successfully completed its initial public offering. The offering and the underwriters over-allotment option closed on the same date resulting in 36,110,000 shares being sold at $25.00 per share for a total offering of $902,750,000. On January 30,1998, the Company closed a follow-on offering of 23,000,000 shares (including the underwriters' over-allotment) at $35.125 per share for a total offering of $807,875,000. On May 20, 1999, the Company raised an additional $141,002,500, net of issuance costs, through the issuance of 4,000,000 shares. On October 31, 2000, Boston Properties successfully completed an additional public offering resulting in 17,110,000 shares (including the underwriters' over-allotment) being sold at $39.0625 per share for a total offering of $668,359,000.

     Through its predecessor company founded by Mortimer B. Zuckerman and Edward
     H. Linde in 1970, the Company grew through the seventies, eighties, and nineties by developing and redeveloping Class A office properties, R&D and industrial properties, and hotels in its primary markets of Greater Boston, Greater Washington, DC, and midtown Manhattan.

     Since the Company's initial offering in June 1997, the Company has acquired 47 properties adding approximately 17.7 million square feet to its portfolio, representing an investment of approximately $4.7 billion, and the Company has delivered 26 development properties adding approximately
     3.9 million square feet to its portfolio, representing an investment of approximately $552.5 million. In addition, the Company is constructing 13 office properties for a total anticipated investment of approximately $1.8 billion. The Company owns or controls land where it can develop an additional 9.6 million square feet.

                            Boston Properties, Inc.
                              Second Quarter 2001

                             INVESTOR INFORMATION
                             --------------------

          Address:
          800 Boylston Street           111 Huntington Avenue
          Boston, MA 02199              Boston, MA 02199-7610
          (617) 236-3300                (617) 236-3300
          (617) 536-5087 (fax)          (617) 536-5087 (fax)
                                        (After September 1, 2001)

          Key Employees:
          Mortimer B. Zuckerman         Chairman of the Board
          Edward H. Linde               President, CEO and Director
          Robert E. Burke               Executive Vice President, Operations
          Douglas T. Linde              Senior Vice President, CFO and Treasurer
          Elaine M. Sellmayer           Director of Investor Relations


                                    TIMING
                                    ------

Quarterly results for 2001 will be announced according to the following anticipated schedule:

          Third Quarter                                  Early November
          Year End                                       Early February

                            Boston Properties, Inc.
                              Second Quarter 2001

                         COMMON STOCK DATA (NYSE:BXP)

Boston Properties' common stock is traded primarily on the New York Stock Exchange under the symbol: BXP. BXP's common stock has had the following characteristics (based on New York Stock Exchange closing prices):

====================================================================================================================================

                                                                                            2nd Quarter 2001      2nd Quarter 2000
                                                                                            ----------------      ----------------
 High Price                                                                                 $        41.0600      $        38.9688
 Low Price                                                                                  $        36.4700      $        31.7500
 Closing Price                                                                              $        40.9000      $        38.6250
 Dividends per share - annualized                                                           $           2.32      $           2.12
 Closing dividend yield - annualized                                                                    5.67%                 5.49%
 Closing shares, common units and preferred units (if converted) outstanding (thousands)             124,369               105,493
 Closing market value of shares and units outstanding (thousands)                           $      5,086,692      $      4,074,667

====================================================================================================================================

                            Boston Properties, Inc.
                              Second Quarter 2001

                              FINANCIAL HIGHLIGHTS
                          (unaudited and in thousands)

===============================================================================================================================

                                                                                   Three Months Ended
                                                               ----------------------------------------------------
                                                                 June 30, 2001        June 30, 2000       % Change
                                                                 -------------        -------------       --------
     Income Items:
     ------------

     Revenue                                                            $ 256,269         $ 217,259         17.96%
     Net straight line rent                                             $   6,487         $   3,807
     Lease termination fees                                             $   2,458         $     259
     Capitalized interest                                               $  15,800         $   8,575
     Net Income available to common shareholders                        $  49,038         $  34,880         40.59%
     Funds from Operations (FFO) before net derivative
          losses (SFAS No.133) - basic                                  $ 100,124         $  80,640         18.29%
     Company's share (81.31% and 73.60%, respectively)                  $  81,410         $  59,347         37.18%
     FFO before net derivative losses (SFAS 133)
          per share - basic                                             $    0.90         $    0.87          3.64%
     FFO before net derivative losses (SFAS 133)
          per share - diluted                                           $    0.86         $    0.83          3.68%
     Dividends per share                                                $    0.58         $    0.53          9.43%
     Funds available for distribution (FAD)(1)                          $  80,335         $  67,439         15.06%


     Ratios:

     Interest Coverage Ratio (excluding capitalized interest)                2.96              2.60         13.86%
     Interest Coverage Ratio (including capitalized interest)                2.30              2.25          2.34%
     FFO Payout Ratio                                                       67.40%            63.56%         6.04%
     FAD Payout Ratio                                                       82.20%            81.65%         0.67%

===============================================================================================================================

===============================================================================================================================

                                                                June 30, 2001          December 31, 2000        % Change
                                                                -------------          -----------------        --------
     Capitalization:
     --------------

     Total Debt                                                       $ 4,177,670           $ 3,414,891            22.34%

     Total Common Shares Outstanding @ Quarter End                         90,351                86,630             4.30%
     Total Preferred Shares Outstanding @ Quarter End
       (if converted)                                                       2,625                 2,625            -0.04%
     Total Common Units Outstanding @ Quarter End                          20,382                23,862           -14.58%
     Total Preferred Units Outstanding @ Quarter End
       (if converted)                                                      11,011                11,021            -0.09%
     Price @ Quarter End                                              $   40.9000           $   43.5000            -5.98%
     Equity Value @ Quarter End                                       $ 5,086,692           $ 5,400,003            -5.80%
     Total Market Capitalization                                      $ 9,264,362           $ 8,814,894             5.10%
     Debt/Total Market Capitalization                                       45.09%                38.74%           16.40%

===============================================================================================================================

(1) FAD is defined as FFO after adjustments for second generation lease commissions and TIs, recurring capital expenditures, straight line rents and nonrecurring charges.

                            Boston Properties, Inc.
                              Second Quarter 2001

                          CONSOLIDATED BALANCE SHEETS
                                (in thousands)

==================================================================================================================================

                                                                                  June 30, 2001            December 31, 2000
                                                                              ----------------------     ----------------------
        ASSETS                                                                         (unaudited)
        ------
     Real estate                                                                        $ 6,090,113                $ 5,188,296
     Development in progress                                                                915,135                    817,478
     Land held for future development                                                       160,729                    107,005
            Less accumulated depreciation                                                  (647,881)                  (586,719)
                                                                                        -----------               ------------
            Total real estate                                                             6,518,096                  5,526,060
     Cash and cash equivalents                                                              165,764                    280,957
     Escrows                                                                                 31,577                     85,561
     Investments in securities                                                                4,297                      7,012
     Tenant and other receivables, net                                                       26,337                     26,852
     Accrued rental income, net                                                             104,304                     91,684
     Deferred charges, net                                                                  100,804                     77,319
     Prepaid expenses and other assets                                                       47,962                     41,154
     Investments in unconsolidated joint ventures                                            94,155                     89,871
                                                                                        ------------               ------------
                Total assets                                                            $ 7,093,296                $ 6,226,470
                                                                                        ============               ============

        LIABILITIES AND STOCKHOLDERS' EQUITY
        ------------------------------------
     Liabilities:
        Mortgage notes and bonds payable                                                  4,177,670                $ 3,414,891
        Unsecured Line of Credit                                                                  -                          -
        Accounts payable and accrued expenses                                                42,203                     57,338
        Dividends and distributions payable                                                  78,241                     71,274
        Interest rate contracts                                                              19,045                          -
        Accrued interest payable                                                             12,067                      5,599
        Other liabilities                                                                    72,410                     51,926
                                                                                        ------------               ------------
            Total liabilities                                                             4,401,636                  3,601,028
                                                                                        ------------               ------------

     Commitments and contingencies                                                                -                          -
                                                                                        ------------               ------------

     Minority interests                                                                     851,868                    877,715
                                                                                        ------------               ------------

     Series A Convertible Redeemable Preferred Stock, liquidation preference
        $50.00 per share, 2,000,000 shares issued and outstanding                           100,000                    100,000
                                                                                        ------------               ------------

     Stockholders' Equity:
        Excess stock, $.01 par value, 150,000,000 shares
            authorized, none issued or outstanding                                                -                          -
        Common stock, $.01 par value, 250,000,000 shares authorized,
            90,350,510 and 86,630,089 issued and outstanding, respectively                      904                        866
        Additional paid-in capital                                                        1,774,335                  1,673,349
        Dividends in excess of earnings                                                     (19,193)                   (13,895)
        Deferred compensation                                                                (2,386)                      (848)
        Accumulated other comprehensive loss                                                (13,868)                   (11,745)
                                                                                        ------------               ------------
            Total stockholders' equity                                                    1,739,792                  1,647,727
                                                                                        ------------               ------------
                Total liabilities and stockholders' equity                              $ 7,093,296                $ 6,226,470
                                                                                        ============               ============

==================================================================================================================================

                            Boston Properties, Inc.
                              Second Quarter 2001

                        CONSOLIDATED INCOME STATEMENTS
                         (unaudited and in thousands)

====================================================================================================================================

                                                                                                         Three Months Ended
                                                                                             -------------------------------------
                                                                                              30-Jun-01    30-Jun-00     % Change
                                                                                             ----------   ----------     ---------
     Revenue:
        Rental
           Base Rent (1)                                                                      $ 208,071    $ 177,953       16.92%
           Recoveries from tenants                                                               27,266       22,734       19.93%
           Parking and other                                                                     13,533       12,289       10.12%
                                                                                              ---------    ---------    --------
                Total rental revenue                                                            248,870      212,976       16.85%
        Development and management services                                                       3,110        2,876        8.14%
        Interest and other                                                                        4,289        1,407      204.83%
                                                                                              ---------    ---------    --------
                Total revenue                                                                   256,269      217,259       17.96%
                                                                                              ---------    ---------    --------

     Expenses:
        Operating                                                                                76,865       64,035       20.04%
        General and administrative                                                                9,880        8,589       15.03%
        Interest (2)                                                                             55,870       56,243       -0.66%
        Depreciation and amortization                                                            36,675       32,395       13.21%
        Loss on investments in other companies                                                    6,500            -           -
                                                                                              ---------    ---------    --------
           Total expenses                                                                       185,790      161,262       15.21%
                                                                                              ---------    ---------    --------
     Income before net derivative losses (SFAS No.133), minority interests and income
        from unconsolidated joint ventures                                                       70,479       55,997       25.86%
     Net derivative losses (SFAS No.133)                                                         (4,733)           -            -
     Minority interest in property partnerships                                                     510         (240)    -312.50%
     Income from unconsolidated joint ventures                                                      717          662        8.31%
                                                                                              ---------    ---------    --------
     Income before minority interest in Operating Partnership                                    66,973       56,419       18.71%
     Minority interest in Operating Partnership (3)                                             (18,138)     (20,193)     -10.18%
                                                                                              ---------    ---------    --------
     Income before gain on sale of real estate                                                   48,835       36,226       34.81%
     Gain on sale of real estate, net of minority interest                                        1,851          297      523.23%
                                                                                              ---------    ---------    --------
     Income before preferred dividend                                                            50,686       36,523       38.78%
     Preferred dividend                                                                          (1,648)      (1,643)       0.30%
                                                                                              ---------    ---------    --------
     Net income available to common shareholders                                              $  49,038    $  34,880       40.59%
                                                                                              =========    =========    ========


     INCOME PER SHARE OF COMMON STOCK
        Net income available to common shareholders per share - basic                         $    0.54    $    0.51        5.88%
                                                                                              =========    =========    ========
        Net income available to common shareholders per share - diluted                       $    0.53    $    0.50        6.00%
                                                                                              =========    =========    ========

====================================================================================================================================

     (1)Base Rent is reported on a straight-line basis over the terms of the respective leases. The impact of the straight-line rent adjustment increased revenue by $6,487 and $3,807 for the three months ended June 30, 2001 and 2000, respectively.
     (2)Excludes capitalized interest of $15,800 and $8,575 for the three months ended June 30, 2001 and 2000, respectively.
     (3)Equals minority interest
          percent of 18.69% and 26.40%, respectively of income before minority interest in Operating Partnership after deduction for preferred dividends and distributions.

                            Boston Properties, Inc.
                              Second Quarter 2001

                             FUNDS FROM OPERATIONS
                 (in thousands, except for per share amounts)
                                  (unaudited)

  ==================================================================================================================================
                                                                                                 Three Months Ended
                                                                                    -------------------------------------------
                                                                                      30-Jun-01       30-Jun-00       % Change
                                                                                      ---------       ---------       --------
   Income from operations before net derivative losses (SFAS No.133),
   minority interests and income from unconsolidated joint ventures                  $   70,479      $   55,997          25.86%
      Add:
         Real estate depreciation and amortization (1)                                   37,599          32,497          15.70%
         Income from unconsolidated joint ventures                                          717             662           8.31%
      Less:
         Net derivative losses (SFAS No.133)                                              4,733               -              -
         Minority property partnership's share of funds from operations                     411             266          54.51%
         Preferred dividends and distributions                                            8,260           8,250           0.12%
                                                                                     ----------      ----------       --------
      Funds from Operations                                                              95,391          80,640          18.29%
      Add:
         Net derivative losses (SFAS No.133)                                              4,733               -              -
                                                                                     ----------      ----------       --------
      Funds from Operations before net derivative losses (SFAS No.133)               $  100,124      $   80,640          24.16%
                                                                                     ==========      ==========       ========
      Funds from Operations available to common shareholders before net
      derivative losses (SFAS No. 133)(2)                                            $   81,410      $   59,347          37.18%
                                                                                     ==========      ==========       ========
      Funds from Operations per share before net derivative losses (SFAS No.133)
      - basic                                                                        $     0.90      $     0.87           3.64%
                                                                                     ==========      ==========       ========
         Weighted average shares outstanding - basic                                     89,990          67,991          32.36%
                                                                                     ==========      ==========       ========
      Funds from Operations per share before net derivative losses (SFAS No.133)
      - diluted                                                                      $     0.86      $     0.83           3.61%
                                                                                     ==========      ==========       ========
      Funds from Operations per share after net derivative losses (SFAS No.133)
      - diluted                                                                      $     0.82      $     0.83          -1.20%
                                                                                     ==========      ==========       ========
         Weighted average shares outstanding - diluted                                  105,259          82,583          27.46%
                                                                                     ==========      ==========       ========

  ==================================================================================================================================

                RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

  ==================================================================================================================================

                                             For the Three Months Ended June 30, 2001   For the Three Months Ended June 30, 2000
                                             -----------------------------------------  ------------------------------------------

                                                 Income       Shares         Per Share     Income          Shares        Per Share
                                              (Numerator)  (Denominator)      Amount     (Numerator)    (Denominator)     Amount
                                               ---------   ------------       ------     ----------      -----------      ------
   Basic Funds from Operations before net
   derivative losses (SFAS No.133)             $ 100,124      110,676       $  0.90       $ 80,640         92,385        $   0.87
   Effect of Dilutive Securities
      Convertible Preferred Units                  6,612       11,011         (0.02)         6,607         10,376           (0.02)
      Convertible Preferred Stock                  1,648        2,625         (0.01)         1,643          2,625           (0.01)
      Stock Options and other                          -        1,633         (0.01)        316.00          1,590           (0.01)
                                               ---------     --------       --------    ----------       --------     -----------
   Diluted Funds from Operations before net
   derivative losses (SFAS No.133)             $ 108,384      125,945       $  0.86       $ 89,206        106,976        $   0.83
                                               =========     ========       ========    ==========       ========     ===========
   Company's share of Diluted Funds from
   Operations before net derivative losses
      (SFAS No.133) (3)                        $  90,581      105,259       $  0.86       $ 68,864         82,583        $   0.83
                                               =========     ========      ========     ==========       =========      =========

  ==================================================================================================================================

      (1) Real estate depreciation includes the Company's share of joint venture real estate depreciation of $1,376 and $549, less corporate related depreciation of $452 and $447, for the three months ended June 30, 2001 and 2000, respectively.
      (2) Based on weighted average shares for the quarter. Company's share for the quarter ended June 30, 2001 and 2000 was 81.31% and 73.60%, respectively.
      (3) Based on weighted average diluted shares for the quarter. Company's share for the quarter ended June 30, 2001 and 2000 was 83.58% and 77.20%, respectively.

                            Boston Properties, Inc.
                              Second Quarter 2001

                               FINANCIAL RATIOS

==================================================================================================================

                                                                                         Three months ended
                                                                                           June 30, 2001
                                                                                        --------------------
     RATIOS COMPUTED FOR INDUSTRY COMPARISONS:

     OPERATIONAL RATIOS (1)
         Debt Service Coverage Ratio                                                                    2.52
           (EBITDA + Income from Unconsolidated Joint Ventures)/(Interest+Principal)
         Interest Coverage Ratio (excluding capitalized interest)                                       2.96
           (EBITDA + Income from Unconsolidated Joint Venture)/Interest
         Interest Coverage Ratio (including capitalized interest)                                       2.30
           (EBITDA + Income from Unconsolidated Joint Venture)/Interest
         Return on Shareholder's Equity                                                                16.13%
           (EBITDA/Average Equity (book value)) (%)
         Return on Real Estate Investments                                                             10.83%
           (EBITDA/Average Real Estate Investments (book value)) (%)
         Dividend Payout Ratio                                                                         67.40%
           (Dividends Declared/FFO) (%)

==================================================================================================================

     (1) EBITDA is equal to earnings before interest, taxes, depreciation and amortization.

                            Boston Properties, Inc.
                              Second Quarter 2001

                               CAPITAL STRUCTURE


                                     Debt
                                (in thousands)

========================================================================================================

                                                                               Aggregate Principal
                                                                                  June 30, 2001
                                                                                  -------------
     Mortgage Loans                                                            $         4,177,670

     Unsecured Line of Credit                                                                    -
                                                                               --------------------
     Total Debt                                                                $         4,177,670
                                                                               ====================

========================================================================================================

                                    Equity
                                (in thousands)

========================================================================================================

                                                                   Common
                                             Shares & Units         Stock              $ Value
                                              Outstanding        Equivalents        Equivalent (1)
                                              -----------        -----------        --------------
     Common Stock                                90,351               90,351   $         3,695,356
     Preferred Stock                              2,000                2,625               107,363
     Operating Partnership Units                 20,382               20,382               833,624
     Preferred Operating Partnership Units        9,346               11,011               450,350
                                                               -------------   -------------------
     Total Equity                                                    124,369   $         5,086,692
                                                               =============   ===================
     Total Market Capitalization                                               $         9,264,362
                                                                               ===================

========================================================================================================

(1)  Value based on June 30, 2001 closing price of $40.90.

                            Boston Properties, Inc.
                              Second Quarter 2001

                                DEBT ANALYSIS

                    Debt Maturities and Principal Payments
                                (in thousands)

              ================================================================================================================

                    Year        2001 (1)      2002       2003          2004       2005          Thereafter       Total
                    ----        --------      ----       ----          ----       ----          ----------       -----
                    Amount      $ 131,077  $ 398,718   $ 519,816     $278,564   $276,605        $ 2,572,890    $4,177,670

              ================================================================================================================

             (1) Represents the period from July 1, 2001 through December 31, 2001.

                 Unsecured Line of Credit - Due March 31, 2003
                                (in thousands)

              ================================================================================================================

                                              Outstanding                Letters of     Remaining
                              Facility        06/30/2001                   Credit       Capacity
                              --------        ----------                   ------       --------
                              $ 605,000       $        -                      888       $ 604,113

              ================================================================================================================

                      Unsecured and Secured Debt Analysis

              ================================================================================================================

                                                                    Weighted                 Weighted Average
                                            % of Debt             Average Rate                   Maturity
                                          -----------            -------------                   --------
                    Unsecured Debt             0.00%                    0.00%                           1.8 years
                    Secured Debt             100.00%                    7.04%                           6.1 years
                                          -----------            -------------              ----------------
                    Total Debt               100.00%                    7.04%                           6.1 years
                                          ===========            =============              ================

              ================================================================================================================

                     Floating and Fixed Rate Debt Analysis

              ================================================================================================================

                                                                    Weighted                Weighted Average
                                           % of Debt              Average Rate                  Maturity
                                          -----------            -------------              ----------------
                    Floating Rate Debt        15.96%                    5.76%                           2.0 years
                    Fixed Rate Debt           84.04%                    7.29%                           6.8 years
                                          -----------            -------------              ----------------
                    Total Debt               100.00%                    7.04%                           6.1 years
                                          ===========            =============              ================

              ================================================================================================================

                            Boston Properties, Inc.
                              Second Quarter 2001

                                 DEBT ANALYSIS

                    Debt Maturities and Principal Payments
                                (in thousands)

===================================================================================================================================

                    Property                       2001 (1)      2002        2003       2004       2005     Thereafter     Total
 -----------------------------------------------   --------    ---------   ---------  ---------  ---------  ----------   ---------
 Citigroup Center                                  $  2,543    $   5,365   $   5,763  $   6,191  $   6,651   $ 498,073   $ 524,586
 Embarcadero Center One, Two and Federal Reserve      2,001        4,207       4,498      4,809      5,141     290,286     310,942
 Prudential Center                                    1,548        4,020       4,299      4,591      4,919     270,580     289,957
 280 Park Avenue                                      1,225        2,595       2,800      3,022      3,261     256,111     269,014
 5 Times Square                                           -            -     233,029          -          -           -     233,029
 599 Lexington Avenue                                     -            -           -          -    225,000           -     225,000
 Embarcadero Center Four                              1,203        3,098       3,315      3,544      3,797     138,118     153,075
 875 Third Avenue                                     1,378      148,618           -          -          -           -     149,996
 Embarcadero Center Three                               823        2,069       2,206      2,351      2,506     135,397     145,352
 Times Square Tower                                       -            -           -    135,820          -           -     135,820
 111 Huntington Avenue                                    -      126,963           -          -          -           -     126,963
 Two Independence Square                                391        1,500     113,844          -          -           -     115,735
 Riverfront Plaza                                     1,218        2,560       2,735      2,921      3,120     101,914     114,468
 Democracy Center                                       808        1,703       1,828      1,961      2,103      98,407     106,810
 Embarcadero Center West Tower                          539        1,358       1,449      1,546      1,649      90,416      96,957
 100 East Pratt Street                                  683        1,717       1,836      1,964      2,100      82,757      91,057
 601 and 651 Gateway Boulevard                          359          766         832        905        984      85,698      89,544
 One Independence Square                             73,857            -           -          -          -           -      73,857
 Reservoir Place                                        972        2,669       2,859      3,061      3,279      60,067      72,907
 One & Two Reston Overlook                              363          764         823     65,894          -           -      67,844
 2300 N Street                                            -            -      66,000          -          -           -      66,000
 202, 206 & 214 Carnegie Center                         265          564         610        663        719      59,841      62,662
 New Dominion Technology Park, Building 1                 -           61         102         91        654      56,702      57,610
 Capital Gallery                                        561        1,191       1,293      1,404      1,524      50,651      56,624
 504, 506 & 508 Carnegie Center                         350          910         979      1,052      1,136      43,450      47,877

===================================================================================================================================

     (1)Represents the period from July 1, 2001 through December 31, 2001.

                            Boston Properties, Inc.
                              Second Quarter 2001


                                 DEBT ANALYSIS

              Debt Maturities and Principal Payments (continued)
                                (in thousands)

====================================================================================================================================

              Property                        2001 (1)      2002        2003       2004       2005     Thereafter      Total
  ---------------------------------         -----------   --------    -------    -------    --------   ----------   ----------
  10 and 20 Burlington Mall Road                37,000          -           -          -           -            -       37,000
  10 Cambridge Center                              202        514         559        607         659       32,929       35,470
  1301 New York Avenue                             489      1,129       1,217      1,315       1,417       26,591       32,158
  Waltham Weston Corporate Center                    -          -           -     29,293           -            -       29,293
  Sumner Square                                    244     28,655           -          -           -            -       28,899
  Eight Cambridge Center                           207        477         516        557         601       25,837       28,195
  510 Carnegie Center                              196        508         547        588         635       24,938       27,412
  Lockheed Martin Building                         266        562         601        641         685       23,313       26,068
  Orbital Sciences - Phase 1                         -     25,761           -          -           -            -       25,761
  2600 Tower Oaks Boulevard                          -     25,160           -          -           -            -       25,160
  University Place                                 242        611         655        702         752       22,009       24,971
  Reston Corporate Center                          254        537         574        612         654       21,966       24,597
  191 Spring Street                                148        374         407        443         482       20,773       22,627
  Quorum Office Park                                 -          -      22,019          -           -            -       22,019
  Bedford Business Park                            228        583         634        690         751       18,567       21,453
  NIMA Building                                    219        465         497        530         566       19,034       21,311
  Orbital Sciences - Phase 2                         -          -      19,127          -           -            -       19,127
  Andover Office Park, Building One                  -          -      13,655          -           -            -       13,655
  101 Carnegie Center                              127        322         348        375         406        6,622        8,200
  Montvale Center                                   69        146         160        173         189        6,762        7,499
  302 Carnegie Center                                -          -       6,969          -           -            -        6,969
  Hilltop Business Center                           83        175         187        200         214        4,812        5,671
  201 Carnegie Center                               16         41          44         48          51          269          469

                                             ---------   --------    --------   --------    --------   ----------   ----------
                                              $131,077   $398,718    $519,816   $278,564    $276,605   $2,572,890   $4,177,670
                                             =========   ========    ========   ========    ========   ==========   ==========

====================================================================================================================================

    (1) Represents the period from July 1, 2001 through December 31, 2001.

                            Boston Properties, Inc.
                              Second Quarter 2001


                                 JOINT VENTURES
                          (unaudited and in thousands)
                               as of June 30, 2001

====================================================================================================================================

                              One        Market                    140        265                    901        Two
                             Freedom     Square   Metropolitan   Kendrick   Franklin  Discovery    New York    Freedom
                             Square      North       Square       Street     Street   Square (2)   Avenue (2)  Square (2)  Combined
                            ---------  ---------  ------------  ---------  ---------  ----------  -----------  ---------   --------
Total Equity (1)             $  1,386  $  13,996     $  31,639  $  5,865   $  10,692  $    6,280    $  11,695  $  12,602  $ 94,155
                            =========  =========  ============  =========  =========  ==========  ===========  =========  ========

 Mortgage/Construction
 loans payable (1)           $ 19,217  $  49,720     $  70,781  $ 14,250   $  23,800  $   13,729    $       -  $   1,669  $193,166
                            =========  =========  ============  =========  =========  ==========  ===========  =========  ========

 BXP's ownership percentage     25.00%     50.00%        51.00%    25.00%      35.00%      50.00%       25.00%     50.00%
                            =========  =========  ============  =========  =========  ==========  ===========  =========

====================================================================================================================================

                Results of Operations for the Unconsolidated Joint Ventures for the three months ended June 30, 2001

====================================================================================================================================
                               One        Market                    140        265                    901        Two
                              Freedom     Square   Metropolitan   Kendrick   Franklin  Discovery    New York    Freedom
                              Square      North       Square       Street     Street   Square (2)   Avenue (2)  Square (2) Combined
                             ---------  ---------  ------------  ---------  ---------  ----------  -----------  ---------  --------
 REVENUE

 Total revenue               $  3,284  $   4,986     $   5,506  $  2,747   $   2,959  $        -    $       -  $       -  $19,482(3)
                             --------  ---------    ----------  ---------  ---------  ----------  -----------  ---------  --------
 EXPENSES

 Operating                      1,028      1,317         1,854       426       1,067           -            -          -    5,692
 Interest                       1,496      1,916         2,858       876       1,145           -            -          -    8,291
 Depreciation and
 amortization                     866        626         1,090       343         587           -            -          -    3,512
                             --------  ---------    ----------  ---------  ---------  ----------  -----------  ---------  --------
 Total expenses                 3,390      3,859         5,802     1,645       2,799           -            -          -   17,495
                             --------  ---------    ----------  ---------  ---------  ----------  -----------  ---------  --------
 Net income                  $   (106) $   1,127     $    (296) $  1,102   $     160  $        -    $       -  $       -  $ 1,987
                             ========  =========    ==========  ========   =========  ==========  ===========  =========  ========
 BXP's ownership percentage     25.00%     50.00         51.00%    25.00%      35.00%      50.00%       25.00%     50.00%
                             ========  =========    ==========  ========   =========  ==========  ===========  =========
 BXP's share of net income   $    (27) $     563     $    (151) $    276   $      56  $        -    $       -  $       -  $   717
                             ========  =========    ==========  ========   =========  ==========  ===========  =========  ========
====================================================================================================================================

(1)  Represents the Company's share.
(2)  Property is currently under development.
(3) The impact of the straight-line rent adjustment increased revenue by $988 for the three months ended June 30, 2001.

                               Boston Properties
                              Second Quarter 2001


                      PORTFOLIO OVERVIEW- SQUARE FOOTAGE

Rentable Square Feet of In-Service Properties by Location and Type of Property

===========================================================================================================================

           Geographic Area            Office (1)        Office/Technical           Industrial       Total         % of Total
           ---------------            ----------        ----------------           ----------       -----         ----------
     Greater Boston                   6,253,819 (2)           545,206                169,273       6,968,298        24.46%
     Greater Washington               6,494,087 (3)         1,140,414                      -       7,634,501        26.80%
     Greater San Francisco            4,454,689               144,366                280,213       4,879,268        17.13%
     Midtown Manhattan                4,432,890                     -                      -       4,432,890        15.56%
     Princeton/East Brunswick, NJ     2,336,960                     -                      -       2,336,960         8.20%
     Baltimore, MD                    1,174,629                     -                      -       1,174,629         4.12%
     Richmond, VA                       900,637                     -                      -         900,637         3.16%
     Bucks County, PA                         -                     -                161,000         161,000         0.57%
                                   -------------          ------------           ------------   -------------  ------------
                                     26,047,711             1,829,986                610,486      28,488,183       100.00%
                                   =============          ============           ============   =============  ============
     % of Total                           91.43%                  6.2%                  2.14%         100.00%

===========================================================================================================================

                                                         Hotel Properties

===========================================================================================================================
                                                                                                   Number of        Square
     Hotel Properties                                                                                  Rooms          Feet
     ----------------                                                                                  -----          ----
        Long Wharf Marriott, Boston, MA                                                                  402       420,000
        Cambridge Center Marriott, Cambridge, MA                                                         431       330,400
        Residence Inn by Marriott, Cambridge, MA                                                         221       187,474
                                                                                                -------------  ------------
     Total Hotel Properties                                                                            1,054       937,874
                                                                                                =============  ============

===========================================================================================================================

                                                  Structured Parking

===========================================================================================================================
                                                                                                    Number of        Square
                                                                                                       Spaces          Feet
                                                                                                       ------          ----
     Total Structured Parking                                                                          17,645     6,017,423
                                                                                                 =============  ============

============================================================================================================================

(1)  Includes retail square footage of approximately 1,000,000.
(2) Includes 326,128 square feet at 265 Franklin Street which is 35% owned by Boston Properties and 380,987 square feet at 140 Kendrick Street which is 25% owned by Boston Properties.
(3) Includes 410,308 square feet at One Freedom Square which is 25% owned by Boston Properties, 584,682 square feet at Metropolitan Square which is 51% owned by Boston Properties, and 401,279 square feet at Market Square North which is 50% owned by Boston Properties.

                            Boston Properties, Inc.
                              Second Quarter 2001

                               Property Listing
                              as of June 30, 2001

====================================================================================================================================
                                                                                                                          Annualized
                                                                                                                             Revenue
                                                                                    Number of                                    Per
                                                                                    ---------
                                                              Sub Market            Buildings  Square Feet  Occupied %  Occupied SF
                                                              ----------            ---------- -----------  ----------  -----------
   Greater Boston
   Office
          The Prudential Center                          CBD Boston MA                     3    2,150,828      96.6%       $ 36.15
          265 Franklin Street (35% ownership)            CBD Boston MA                     1      326,128      56.7%         53.90
          One Cambridge Center                           East Cambridge MA                 1      215,385     100.0%         39.21
          Three Cambridge Center                         East Cambridge MA                 1      107,484     100.0%         27.07
          Eight Cambridge Center                         East Cambridge MA                 1      177,226     100.0%         29.77
          Ten Cambridge Center                           East Cambridge MA                 1      152,664     100.0%         31.56
          Eleven Cambridge Center                        East Cambridge MA                 1       79,616     100.0%         39.64
          University Place                               Mid-Cambridge MA                  1      195,282     100.0%         31.66
          Reservoir Place                                Route 128 Mass Turnpike MA        1      529,991      90.7%         32.84
          204 Second Avenue                              Route 128 Mass Turnpike MA        1       40,974     100.0%         26.46
          140 Kendrick Street (25% ownership)            Route 128 Mass Turnpike MA        3      380,987     100.0%         29.63
          170 Tracer Lane                                Route 128 Mass Turnpike MA        1       73,258     100.0%         41.00
          Waltham Office Center                          Route 128 Mass Turnpike MA        3      131,479      91.3%         29.36
          195 West Street                                Route 128 Mass Turnpike MA        1       63,500     100.0%         26.84
          200 West Street                                Route 128 Mass Turnpike MA        1      248,048      92.5%         31.54
          10 & 20 Burlington Mall Road                   Route 128 Northwest MA            2      156,416      86.0%         29.90
          Bedford Business Park                          Route 128 Northwest MA            1       90,000     100.0%         21.10
          32 Hartwell Avenue                             Route 128 Northwest MA            1       69,154     100.0%         16.13
          91 Hartwell Avenue                             Route 128 Northwest MA            1      122,135     100.0%         31.76
          92 Hayden Avenue                               Route 128 Northwest MA            1       32,859     100.0%         34.01
          100 Hayden Avenue                              Route 128 Northwest MA            1       55,924     100.0%         34.06
          33 Hayden Avenue                               Route 128 Northwest MA            1       79,564     100.0%         24.89
          Lexington Office Park                          Route 128 Northwest MA            2      167,293     100.0%         29.69
          191 Spring Street                              Route 128 Northwest MA            1      162,700     100.0%         28.33
          181 Spring Street                              Route 128 Northwest MA            1       53,595     100.0%         34.82
          201 Spring Street                              Route 128 Northwest MA            1      102,500     100.0%         31.63
          40 Shattuck Road                               Route 128 Northwest MA            1      120,000      66.2%         22.87
          Newport Office Park                            Route 128 South MA                1      168,829     100.0%         23.55
                                                                                         ----- ------------------------------------

                                                                                          36    6,253,819      94.3%       $ 33.22
                                                                                         ----- ------------------------------------
   Office/Technical
          Fourteen Cambridge Center                      East Cambridge MA                 1       67,362     100.0%         19.32
          Bedford Business Park                          Route 128 Northwest MA            2      383,704     100.0%         13.73
          17 Hartwell Avenue                             Route 128 Northwest MA            1       30,000     100.0%         10.00
          164 Lexington Road                             Route 128 Northwest MA            1       64,140     100.0%          9.31
                                                                                         ----- ------------------------------------
                                                                                           5      545,206     100.0%       $ 13.69
                                                                                         ----- ------------------------------------
   Industrial
          40-46 Harvard Street                           Route 128 Southwest MA            1      169,273      89.8%          7.07
                                                                                         ----- ------------------------------------

                                                     Total Greater Boston:                42    6,968,298      94.6%
                                                                                         ===== =====================


====================================================================================================================================

                            Boston Properties, Inc.
                              Second Quarter 2001

                               Property Listing
                              as of June 30, 2001

====================================================================================================================================

                                                                                                                          Annualized
                                                                                 Number of                                   Revenue
                                                                                 ---------                                       Per
                                                               Sub Market        Buildings   Square Feet   Occupied %    Occupied SF
                                                               ----------        ----------  -----------   ---------     -----------
  Greater Washington, DC
  Office
        2300 N Street                                   West End Washington DC        1       276,930        100.0%      $   49.31
        One Independence Square                         Southwest Washington DC       1       337,794        100.0%          40.12
        Two Independence Square                         Southwest Washington DC       1       579,665        100.0%          37.50
        Capital Gallery                                 Southwest Washington DC       1       396,894         98.1%          34.72
        500 E Street, N. W.                             Southwest Washington DC       1       242,769        100.0%          31.76
        Metropolitan Square (51% ownership)             East End Washington DC        1       584,682         99.7%          36.40
        1301 New York Avenue                            East End Washington DC        1       188,358        100.0%          30.14
        Market Square North (50% ownership)             East End Washington DC        1       401,279        100.0%          41.48
        Sumner Square                                   CBD Washington DC             1       207,620         99.8%          32.26
        Decoverly Two                                   Montgomery County MD          1        77,747         98.7%          22.80
        Decoverly Three                                 Montgomery County MD          1        77,040        100.0%          22.62
        Democracy Center                                Montgomery County MD          3       681,329         90.1%          27.82
        Montvale Center                                 Montgomery County MD          1       120,823        100.0%          21.77
        2600 Tower Oaks Boulevard                       Montgomery County MD          1       178,899         70.3%          30.88
        Orbital Sciences, Buildings One and Three       Loudoun County                2       176,726        100.0%          23.03
        The Arboretum                                   Fairfax County VA             1        95,584        100.0%          25.95
        One Freedom Square (25% ownership)              Fairfax County VA             1       410,308        100.0%          33.14
        One Reston Overlook                             Fairfax County VA             1       312,685        100.0%          21.58
        Two Reston Overlook                             Fairfax County VA             1       131,594        100.0%          32.09
        New Dominion Technology Park                    Fairfax County VA             1       235,201        100.0%          26.70
        Reston Corporate Center                         Fairfax County VA             2       261,046        100.0%          31.09
        Lockheed Martin Building                        Fairfax County VA             1       255,244        100.0%          41.67
        NIMA Building                                   Fairfax County VA             1       263,870        100.0%          45.57
                                                                                 -------------------------------------------------
                                                                                     27     6,494,087         98.0%      $   33.89
                                                                                 -------------------------------------------------
  Office/Technical
        Fullerton Square                                Fairfax County VA             2       178,294         87.0%          11.78
        Sugarland Business Park, Building One           Fairfax County VA             1        52,797        100.0%          22.19
        Sugarland Business Park, Building Two           Fairfax County VA             1        59,215        100.0%          21.45
        7435 Boston Boulevard                           Fairfax County VA             1       103,557        100.0%          14.02
        7451 Boston Boulevard                           Fairfax County VA             1        47,001        100.0%          15.29
        7450 Boston Boulevard                           Fairfax County VA             1        60,827        100.0%          16.98
        7374 Boston Boulevard                           Fairfax County VA             1        57,321        100.0%          13.82
        8000 Grainger Court                             Fairfax County VA             1        90,465        100.0%          11.34
        7500 Boston Boulevard                           Fairfax County VA             1        79,971        100.0%          14.16
        7501 Boston Boulevard                           Fairfax County VA             1        75,756        100.0%          23.47
        7601 Boston Boulevard                           Fairfax County VA             1       103,750        100.0%          14.29
        7600 Boston Boulevard                           Fairfax County VA             1        69,832        100.0%          14.60
        7375 Boston Boulevard                           Fairfax County VA             1        26,865        100.0%          15.44
        8000 Corporate Court                            Fairfax County VA             1        52,539        100.0%           9.27
        7700 Boston Boulevard                           Fairfax County VA             1        82,224        100.0%          21.49
                                                                                 -------------------------------------------------
                                                                                     16     1,140,414         98.0%      $   15.55
                                                                                 -------------------------------------------------

                                                                                 -----------------------------------
                                                    Total Greater Washington:        43     7,634,501         98.0%
                                                                                 ===================================

====================================================================================================================================

                            Boston Properties, Inc.
                              Second Quarter 2001

                               Property Listing
                              as of June 30, 2001

====================================================================================================================================

                                                                                                                         Annualized
                                                                         Number of                                          Revenue
                                                                         ----------                                             Per
                                                          Sub Market     Buildings      Square Feet     Occupied %      Occupied SF
                                                          ----------     ---------      -----------     ----------      -----------
       Midtown Manhattan
       Office
             599 Lexington Avenue       Park Avenue NY                        1          1,000,497         100.0%          $ 56.46
             280 Park Avenue            Park Avenue NY                        1          1,165,010          99.3%            46.88
             Citigroup Center           Park Avenue NY                        1          1,578,901         100.0%            53.28
             875 Third Avenue           East Side NY                          1            688,482          99.7%            48.82
                                                                         ----------------------------------------------------------
                                      Total Midtown Manhattan:                4          4,432,890          99.8%          $ 51.63
                                                                         ==========================================================
       Princeton/East Brunswick, NJ
       Office
             101 Carnegie Center        Princeton NJ                          1            124,049         100.0%            26.06
             104 Carnegie Center        Princeton NJ                          1            102,830         100.0%            30.11
             105 Carnegie Center        Princeton NJ                          1             69,648         100.0%            28.19
             201 Carnegie Center        Princeton NJ                          -              6,500         100.0%            21.79
             202 Carnegie Center        Princeton NJ                          1            128,705         100.0%            28.88
             210 Carnegie Center        Princeton NJ                          1            161,112         100.0%            29.32
             211 Carnegie Center        Princeton NJ                          1             47,025         100.0%            24.09
             212 Carnegie Center        Princeton NJ                          1            148,596          69.8%            29.43
             214 Carnegie Center        Princeton NJ                          1            152,214         100.0%            28.35
             206 Carnegie Center        Princeton NJ                          1            161,763         100.0%            27.51
             302 Carnegie Center        Princeton NJ                          1             65,063          70.9%            32.77
             502 Carnegie Center        Princeton NJ                          1            116,374         100.0%            27.99
             510 Carnegie Center        Princeton NJ                          1            234,160         100.0%            25.82
             504 Carnegie Center        Princeton NJ                          1            121,990         100.0%            28.28
             506 Carnegie Center        Princeton NJ                          1            150,888         100.0%            26.49
             508 Carnegie Center        Princeton NJ                          1            131,085         100.0%            26.74
             One Tower Center           East Brunswick NJ                     1            414,958          96.5%            31.25
                                                                         ----------------------------------------------------------
                                      Total Princeton/East Brunswick, NJ     16          2,336,960          96.6%          $ 28.38
                                                                         ==========================================================

       Greater San Francisco
       Office
             Embarcadero Center One     CBD San Francisco CA                  1            833,434          95.5%            40.02
             Embarcadero Center Two     CBD San Francisco CA                  1            779,097          90.3%            44.72
             Embarcadero Center Three   CBD San Francisco CA                  1            772,013          98.3%            40.39
             Embarcadero Center Four    CBD San Francisco CA                  1            939,111          97.5%            45.32
             Federal Reserve            CBD San Francisco CA                  1            149,592         100.0%            47.10
             West Tower                 CBD San Francisco CA                  1            475,120          98.9%            48.06
             The Gateway                South San Francisco CA                2            506,322          95.5%            36.21
                                                                         ----------------------------------------------------------
                                                                              8          4,454,689          96.0%          $ 43.36
                                                                         ----------------------------------------------------------
       Office/Technical
                                                                         ----------------------------------------------------------
             Hilltop Office Center      South San Francisco CA                9            144,366          97.0%          $ 14.38
                                                                         ----------------------------------------------------------
       Industrial
             560 Forbes Blvd            South San Francisco CA                1             40,000         100.0%             6.77
             430 Rozzi Place            South San Francisco CA                1             20,000         100.0%             9.26
             2391 West Winton           Hayward CA                            1            220,213          72.8%             5.92
                                                                         ----------------------------------------------------------
                                                                              3            280,213          78.6%          $  6.38
                                                                         ----------------------------------------------------------

                                      Total Greater San Francisco:           20          4,879,268          95.0%
                                                                         ===========================================

====================================================================================================================================

                            Boston Properties, Inc.
                              Second Quarter 2001

                               Property Listing
                              as of June 30, 2001

====================================================================================================================================
                                                                                                                         Annualized
                                                                                                                            Revenue
                                                                                    Number of                                   Per
                                                                                    ---------
                                                      Sub Market                    Buildings    Square Feet Occupied % Occupied SF
                                                      ----------                    ---------    ----------- ---------- -----------

  Baltimore, MD
  Office
          Candler Building                 Baltimore MD                                 1            539,306     100.0%  $    17.84
          100 East Pratt Street            Baltimore MD                                 1            635,323      99.7%       29.68
                                                                              -----------------------------------------------------
                                        Total Baltimore, MD:                            2          1,174,629      99.8%  $    24.24
                                                                              =====================================================

  Richmond, VA
  Office
          Riverfront Plaza                 Richmond VA                                  1            900,637      99.6%  $    23.12
                                                                              =====================================================

  Bucks County, PA
  Industrial
          38 Cabot Boulevard               Bucks County PA                              1            161,000     100.0%  $     4.49
                                                                              =====================================================

                                                  Total In-Service Properties:        129         28,488,183      97.0%
                                                                              ==========================================


====================================================================================================================================

                            Boston Properties, Inc.
                              Second Quarter 2001

                     TOP 20 TENANTS BY SQUARE FEET LEASED

=========================================================================================================

                              Tenant                               Sq. Ft.           % of Portfolio
          -----------------------------------------------     -------------------    ----------------
      1   U.S. Government                                              2,292,866               8.05%
      2   Lockheed Martin Corporation                                    716,653               2.52%
      3   Citibank, N.A.                                                 639,971               2.25%
      4   Gillette Company                                               488,177               1.71%
      5   Washington Group International                                 473,429               1.66%
      6   Shearman & Sterling                                            435,496               1.53%
      7   Parametric Technology Corp.                                    380,987               1.34%
      8   Orbital Sciences Corporation                                   337,228               1.18%
      9   Hunton & Williams                                              322,829               1.13%
     10   TRW, Inc.                                                      317,921               1.12%
     11   First Union                                                    311,695               1.09%
     12   Debevoise & Plimpton                                           307,125               1.08%
     13   T. Rowe Price Associates, Inc.                                 304,129               1.07%
     14   Marsh & McLennan, Inc.                                         302,842               1.06%
     15   Parexel International LLC                                      286,050               1.00%
     16   Deutsche Bank                                                  270,528               0.95%
     17   Accenture                                                      265,622               0.93%
     18   Credit Suisse First Boston Group                               260,363               0.91%
     19   Covance, Inc.                                                  258,831               0.91%
     20   Kirkland & Ellis                                               241,364               0.85%

=========================================================================================================

                   Major Signed Deals for Future Development

=========================================================================================================

                              Tenant                               Sq. Ft.
          -----------------------------------------------     -------------------
          Ernst & Young                                                1,062,203
          Arthur Anderson, LLP                                           620,947
          Tellabs Operations Inc.                                        259,918
          Palmer & Dodge                                                 204,412

=========================================================================================================

                            Boston Properties, Inc.
                              Second Quarter 2001

                            PORTFOLIO OVERVIEW - FFO


 Percentage of Property Funds from Operations (1) for In-Service Properties by
       Location and Type of Property for the Quarter Ended June 30, 2001

======================================================================================================

                                                   Office/
           Geographic Area           Office (2)   Technical    Industrial     Hotel        Total
           ---------------           ----------   ---------    ----------     -----        -----
     Greater Boston                     17.3%        0.9%          0.1%        5.1%        23.4%
     Greater Washington                 18.7%        2.3%          0.1%         n/a        21.1%
     Greater San Francisco              21.2%        0.2%          0.2%         n/a        21.6%
     Midtown Manhattan                  21.3%         n/a           n/a         n/a        21.3%
     Princeton/East Brunswick, NJ        6.5%         n/a           n/a         n/a         6.5%
     Baltimore, MD                       3.5%         n/a           n/a         n/a         3.5%
     Richmond, VA                        2.6%         n/a           n/a         n/a         2.6%
     Bucks County, PA                     n/a         n/a          0.1%         n/a         0.1%
                                     ---------    ---------      -------      ------     --------
             Total                      91.1%         3.4%         0.5%        5.1%       100.0%
                                     =========    =========      =======      ======     ========

======================================================================================================

(1) For this table, Property Funds from Operations is equal to GAAP basis property NOI which includes the effect of straight-line rent and excludes any deduction for interest expense.
(2)  Includes Retail Center FFO (Prudential Center and Embarcadero Center).

                            Boston Properties, Inc.
                              Second Quarter 2001

                               OCCUPANCY ANALYSIS


      Same Property Occupancy - By Location

================================================================================

      Location                                   30-Jun-01        30-Jun-00
      --------                                   ---------        ---------

      Greater Boston                                 96.9%            97.8%
      Greater Washington                             95.8%            98.1%
      Midtown Manhattan                              99.7%           100.0%
      Baltimore, MD                                  99.8%            99.8%
      Princeton/East Brunswick, NJ                   97.4%            99.8%
      Richmond, VA                                   99.6%           100.0%
      Greater San Francisco                          95.1%            99.1%
      Bucks County, PA                              100.0%           100.0%
                                                 ---------        ---------
         Total Portfolio                             97.6%            98.7%
                                                 ========         ========

================================================================================

                      Same Property - By Type of Property

================================================================================

                                                  30-Jun-01        30-Jun-00
                                                  ---------        ---------
      Total Office Portfolio                         97.8%            99.4%
      Total Office/Technical Portfolio               98.7%            91.2%
      Total Industrial Portfolio                     87.3%            97.2%
                                                  --------       ----------
      Total Portfolio                                97.6%            98.7%
                                                  =======        =========

================================================================================

                            Boston Properties, Inc.
                              Second Quarter 2001

                         IN-SERVICE OFFICE PROPERTIES

                                Lease Expirations

==============================================================================================================================

                                                                                     Annualized
                          Rentable Square        Current Annualized              Revenues Under
     Year of Lease     Footage Subject to            Revenues Under             Expiring Leases       Percentage of Total
       Expiration        Expiring Leases            Expiring Leases        with future step-ups      Square Feet Expiring
       ----------        ----------------           ---------------        --------------------      --------------------
        2001                      622,254           $    22,669,313            $     22,712,184                     2.45%
        2002                    1,424,810                63,021,246                  63,829,902                     5.62%
        2003                    1,809,641                64,765,698                  66,447,617                     7.14%
        2004                    2,691,490               102,153,938                 104,648,581                    10.62%
        2005                    2,481,923                87,253,770                  92,221,589                     9.79%
        2006                    3,619,539               137,219,165                 147,185,469                    14.28%
        2007                    1,554,890                61,772,019                  62,748,426                     6.13%
        2008                    1,235,345                46,285,000                  48,102,233                     4.87%
        2009                    2,154,718                74,318,901                  84,682,771                     8.50%
        2010                    1,237,373                53,327,136                  63,517,716                     4.88%
     Thereafter                 6,520,175               235,595,107                 286,677,877                    25.72%

==============================================================================================================================

                             Occupancy By Location

==============================================================================================================================

                                                          30-Jun-01                   30-Jun-00
                                                          ---------                   ---------
                   Greater Boston                             94.3%                       99.2%
                   Greater Washington                         98.0%                       99.2%
                   Midtown Manhattan                          99.8%                      100.0%
                   Baltimore, MD                              99.8%                       99.8%
                   Richmond, VA                               99.6%                      100.0%
                   Princeton/East Brunswick, NJ               96.6%                       99.8%
                   Greater San Francisco                      96.0%                       99.0%
                   Bucks County, PA                             n/a                         n/a
                                                      -------------               -------------
                      Total Office Portfolio                  97.1%                       99.4%
                                                      =============               =============

==============================================================================================================================

                            Boston Properties, Inc.
                              Second Quarter 2001

                    IN-SERVICE OFFICE/TECHNICAL PROPERTIES

                                Lease Expirations

==================================================================================================================================

                                                                                       Annualized
                                   Rentable Square    Current Annualized           Revenues Under
       Year of Lease            Footage Subject to        Revenues Under          Expiring Leases      Percentage of Total
        Expiration                Expiring Leases        Expiring Leases     with future step-ups     Square Feet Expiring
        ----------                ----------------       ---------------     --------------------     --------------------
           2001                            162,486           $ 2,120,134              $ 2,158,570                    9.01%
           2002                            312,617             4,509,001                4,554,017                   17.33%
           2003                            141,962             2,017,373                2,111,756                    7.87%
           2004                             86,359             1,314,711                1,411,873                    4.79%
           2005                            162,809             2,095,914                2,298,621                    9.03%
           2006                            266,502             3,350,728                3,525,255                   14.78%
           2007                            157,895             3,009,849                3,253,769                    8.75%
           2008                                  -                     -                        -                       -
           2009                                  -                     -                        -                       -
           2010                             79,971             1,132,026                1,132,026                    4.43%
        Thereafter                         433,059             7,391,528                8,548,314                   24.01%

==================================================================================================================================

                             Occupancy By Location

==================================================================================================================================

                                                                       30-Jun-01                30-Jun-00
                                                                       ---------                ---------
                        Greater Boston                                    100.0%                    85.3%
                        Greater Washington                                 98.0%                    93.9%
                        Midtown Manhattan                                    n/a                      n/a
                        Baltimore, MD                                        n/a                      n/a
                        Richmond, VA                                         n/a                      n/a
                        Princeton/East Brunswick, NJ                         n/a                      n/a
                        Greater San Francisco                              97.0%                    99.2%
                        Bucks County, PA                                     n/a                      n/a
                                                                 ---------------          ---------------
                           Total Office/Technical Portfolio                98.5%                    92.0%
                                                                 ===============          ===============

==================================================================================================================================

                            Boston Properties, Inc.
                              Second Quarter 2001

                       IN-SERVICE INDUSTRIAL PROPERTIES

                                                         Lease Expirations
===================================================================================================================================

                                                                                      Annualized
                             Rentable Square              Current Annualized        Revenues Under
       Year of Lease        Footage Subject to              Revenues Under         Expiring Leases            Percentage of Total
        Expiration           Expiring Leases                Expiring Leases      with future step-ups        Square Feet Expiring
        ----------           ---------------                ---------------      --------------------        --------------------
            2001                            -                $             -          $             -                           -
            2002                      184,904                        931,346                  931,346                      34.68%
            2003                      128,105                        865,990                  930,042                      24.02%
            2004                      200,213                      1,219,793                1,287,044                      37.55%
            2005                            -                              -                        -                           -
            2006                            -                              -                        -                           -
            2007                       20,000                        185,244                  215,955                       3.75%
            2008                            -                              -                        -                           -
            2009                            -                              -                        -                           -
            2010                            -                              -                        -                           -
         Thereafter                         -                              -                        -                           -

===================================================================================================================================

                              Occupancy By Location

===================================================================================================================================

                                                         30-Jun-01                30-Jun-00
                                                         ---------                ---------
          Greater Boston                                     89.8%                    93.0%
          Greater Washington                                   n/a                    69.3%
          Midtown Manhattan                                    n/a                      n/a
          Baltimore, MD                                        n/a                      n/a
          Richmond, VA                                         n/a                      n/a
          Princeton/East Brunswick, NJ                         n/a                      n/a
          Greater San Francisco                              78.6%                   100.0%
          Bucks County, PA                                  100.0%                   100.0%
                                              --------------------       ------------------
             Total Industrial Portfolio                      87.3%                    90.3%
                                              ====================       ==================

===================================================================================================================================

                            Boston Properties, Inc.
                              Second Quarter 2001

                               GRAND TOTAL OF ALL
                              IN-SERVICE PROPERTIES

                                Lease Expiration

===================================================================================================================================

                                                                                    Annualized
                               Rentable Square     Current Annualized           Revenues Under
     Year of Lease          Footage Subject to         Revenues Under          Expiring Leases         Percentage of Total
       Expiration             Expiring Leases         Expiring Leases     with future step-ups        Square Feet Expiring
       ----------             ----------------        ---------------     --------------------        --------------------
          2001                         784,740           $ 24,789,447             $ 24,870,754                       2.83%
          2002                       1,922,331             68,461,593               69,315,265                       6.94%
          2003                       2,079,708             67,649,061               69,489,415                       7.51%
          2004                       2,978,062            104,688,442              107,347,498                      10.76%
          2005                       2,644,732             89,349,684               94,520,210                       9.55%
          2006                       3,886,041            140,569,893              150,710,724                      14.03%
          2007                       1,732,785             64,967,112               66,218,150                       6.26%
          2008                       1,235,345             46,285,000               48,102,233                       4.46%
          2009                       2,154,718             74,318,901               84,682,771                       7.78%
          2010                       1,317,344             54,459,162               64,649,742                       4.76%
       Thereafter                    6,953,234            242,986,635              295,226,191                      25.11%

===================================================================================================================================

                              Occupancy By Location

===================================================================================================================================

                                                            30-Jun-01                 30-Jun-00
                                                            ---------                 ---------
                        Greater Boston                          94.6%                     97.8%
                        Greater Washington                      98.0%                     97.2%
                        Midtown Manhattan                       99.8%                    100.0%
                        Baltimore, MD                           99.8%                     99.8%
                        Richmond, VA                            99.6%                    100.0%
                        Princeton/East Brunswick, NJ            96.6%                     99.8%
                        Greater San Francisco                   95.0%                     99.1%
                        Bucks County, PA                       100.0%                    100.0%
                                                         ------------              ------------
                           Total Portfolio                      97.0%                     98.5%
                                                         ============              ============

===================================================================================================================================

                            Boston Properties, Inc.
                              Second Quarter 2001


                      IN-SERVICE GREATER BOSTON PROPERTIES

                               Lease Expirations



                                 Greater Boston

=================================================================================================


                                                        OFFICE
                         ------------------------------------------------------------------------

                                                                                  Annualized
                             Rentable Square        Current Annualized          Revenues Under
     Year of Lease        Footage Subject to          Revenues Under           Expiring Leases
     Expiration             Expiring Leases          Expiring Leases          with future step-ups
     ----------             ----------------         ---------------          --------------------
        2001                         213,405             $ 8,150,636                  $ 8,191,616
        2002                         313,565              13,852,284                   14,430,034
        2003                         540,991              19,405,370                   20,719,510
        2004                         727,565              28,955,731                   30,276,983
        2005                         942,203              35,224,516                   36,888,116
        2006                         616,731              20,745,619                   22,383,079
        2007                         331,662              11,962,716                   13,584,566
        2008                          74,620               1,895,313                    2,812,157
        2009                         910,738              29,913,843                   35,343,065
        2010                         184,081               6,349,388                    7,913,591
     Thereafter                      981,075              23,726,795                   27,839,860

=================================================================================================

=================================================================================================


                                          OFFICE/TECHNICAL
                     ---------------------------------------------------------------

                                                                     Annualized
                      Rentable Square       Current Annualized     Revenues Under
     Year of Lease   Footage Subject to      Revenues Under        Expiring Leases
     Expiration       Expiring Leases       Expiring Leases     with future step-ups
     ----------       ----------------      ---------------     --------------------
        2001                         -           $        -                $       -
        2002                    94,140              896,944                  904,444
        2003                    50,704              616,571                  616,571
        2004                         -                    -                        -
        2005                         -                    -                        -
        2006                   203,000            2,513,955                2,626,455
        2007                    50,000              682,105                  882,105
        2008                         -                    -                        -
        2009                         -                    -                        -
        2010                         -                    -                        -
     Thereafter                147,387            2,764,049                3,274,464

================================================================================================

================================================================================================


                                                  INDUSTRIAL
                        ----------------------------------------------------------------

                                                                         Annualized
                          Rentable Square      Current Annualized      Revenues Under
     Year of Lease      Footage Subject to     Revenues Under          Expiring Leases
     Expiration          Expiring Leases       Expiring Leases      with future step-ups
     ----------         ----------------      ---------------      ---------------------
        2001                           -         $          -              $          -
        2002                      23,904              208,316                   208,316
        2003                     128,105              865,990                   930,042
        2004                           -                    -                         -
        2005                           -                    -                         -
        2006                           -                    -                         -
        2007                           -                    -                         -
        2008                           -                    -                         -
        2009                           -                    -                         -
        2010                           -                    -                         -
     Thereafter                        -                    -                         -

============================================================================================

                            Boston Properties, Inc.
                              Second Quarter 2001

                   IN-SERVICE GREATER WASHINGTON PROPERTIES

                               Lease Expirations

                              Greater Washington

====================================================================================================================================


                                                   OFFICE                                                    OFFICE/TECHNICAL
                     ----------------------------------------------------------------- ---------------------------------------------


                                                           Annualized                                                   Annualized
                Rentable Square    Current Annualized     Revenues Under     Rentable Square   Current Annualized  Revenues Under
 Year of Lease Footage Subject to     Revenues Under      Expiring Leases    Footage Subject     Revenues Under    Expiring Leases
   Expiration   Expiring Leases     Expiring Leases   with future step-ups  Expiring Leases    Expiring Leases  with future step-ups
   ----------  ---------------      ---------------   --------------------   --------------   ---------------   --------------------
      2001                46,362     $    1,512,618   $          1,514,509           133,989   $     1,741,194   $       1,779,630
      2002               231,991          6,594,462              6,740,043           175,991         3,057,150           3,087,408
      2003               150,306          3,908,462              4,117,731            54,894           832,518             901,098
      2004               509,741         16,902,791             17,518,075            83,159         1,236,235           1,328,597
      2005               483,599         16,251,473             17,741,476           131,290         1,645,237           1,802,844
      2006               936,367         36,245,184             39,537,739            61,502           801,497             859,684
      2007               542,102         19,495,491             16,714,303           107,895         2,327,744           2,371,664
      2008               403,116         16,112,988             12,833,176                 -                 -                   -
      2009               453,110         14,837,415             16,550,784                 -                 -                   -
      2010               459,706         16,818,713             20,370,501            79,971         1,132,026           1,132,026
   Thereafter          2,150,934         67,363,202             78,546,686           285,672         4,627,479           5,273,850

====================================================================================================================================

======================================================================================

                                                  INDUSTRIAL
                        --------------------------------------------------------------
                                                                      Annualized
                           Rentable Square    Current Annualized    Revenues Under
     Year of Lease        Footage Subject to    Revenues Under      Expiring Leases
     Expiration            Expiring Leases      Expiring Leases   with future step-ups
     ----------           -----------------     ---------------   --------------------
        2001                              -     $             -   $                  -
        2002                              -                   -                      -
        2003                              -                   -                      -
        2004                              -                   -                      -
        2005                              -                   -                      -
        2006                              -                   -                      -
        2007                              -                   -                      -
        2008                              -                   -                      -
        2009                              -                   -                      -
        2010                              -                   -                      -
     Thereafter                           -                   -                      -

======================================================================================

                            Boston Properties, Inc.
                              Second Quarter 2001

                  IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

                               Lease Expirations


                                                      Greater San Francisco
====================================================================================================================================
                                         OFFICE                                                OFFICE/TECHNICAL
                ---------------------------------------------------------  ---------------------------------------------------------

                                                           Annualized                                                Annualized
                 Rentable Square   Current Annualized    Revenues Under     Rentable Square   Current Annualized   Revenues Under
 Year of Lease  Footage Subject to   Revenues Under     Expiring Leases    Footage Subject to   Revenues Under     Expiring Leases
  Expiration     Expiring Leases    Expiring Leases   with future step-ups  Expiring Leases    Expiring Leases  with future step-ups
  ----------    ----------------    ---------------   -------------------- ----------------    --------------   --------------------
     2001                134,868     $    5,057,356    $   5,057,356                28,497      $   378,940      $          378,940
     2002                318,037         12,248,063       12,273,686                42,486          554,907                 562,165
     2003                651,950         26,985,249       27,085,759                36,364          568,284                 594,087
     2004                732,278         32,664,681       32,909,181                 3,200           78,476                  83,276
     2005                331,761         14,970,546       15,774,341                31,519          450,677                 495,777
     2006                941,349         42,745,725       45,372,723                 2,000           35,276                  39,116
     2007                408,928         18,161,888       19,453,059                     -                -                       -
     2008                166,574          6,747,945        7,113,369                     -                -                       -
     2009                267,149         11,015,469       11,705,617                     -                -                       -
     2010                169,801          9,964,578       13,245,700                     -                -                       -
  Thereafter             178,559          6,692,559       15,529,096                     -                -                       -

====================================================================================================================================

==================================================================================
                                            INDUSTRIAL
                 -----------------------------------------------------------------

                                                                  Annualized
                   Rentable Square      Current Annualized      Revenues Under
  Year of Lease   Footage Subject to      Revenues Under       Expiring Leases
  Expiration       Expiring Leases       Expiring Leases     with future step-ups
  ----------      ----------------      ---------------     --------------------
     2001                        -       $            -      $                 -
     2002                        -                    -                        -
     2003                        -                    -                        -
     2004                  200,213            1,219,793                1,287,044
     2005                        -                    -                        -
     2006                        -                    -                        -
     2007                   20,000              185,244                  215,955
     2008                        -                    -                        -
     2009                        -                    -                        -
     2010                        -                    -                        -
  Thereafter                     -                    -                        -

==================================================================================

                            Boston Properties, Inc.
                              Second Quarter 2001

                     IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

                               Lease Expirations


                                Midtown Manhattan

==============================================================================================


                                                     OFFICE
                       ---------------------------------------------------------------------

                                                                             Annualized
                          Rentable Square       Current Annualized         Revenues Under
     Year of Lease     Footage Subject to         Revenues Under           Expiring Leases
     Expiration          Expiring Leases         Expiring Leases          with future step-ups
     ----------          ----------------        ---------------          --------------------
        2001                       60,526          $  3,319,251                $  3,319,251
        2002                      348,534            25,320,613                  25,364,083
        2003                      176,188             7,320,323                   7,346,243
        2004                      176,940             9,401,490                   9,507,502
        2005                       85,108             4,306,753                   4,495,509
        2006                      293,819            15,230,864                  15,617,777
        2007                      144,381             7,898,467                   8,442,175
        2008                      381,790            17,869,768                  20,833,686
        2009                      221,675            11,230,981                  12,308,596
        2010                      263,073            15,409,837                  16,769,518
     Thereafter                 2,326,189           114,434,387                 138,100,702

==============================================================================================


===================================================================================


                                           OFFICE/TECHNICAL
                    --------------------------------------------------------------

                                                                 Annualized
                     Rentable Square      Current Annualized   Revenues Under
     Year of Lease    Footage Subject to   Revenues Under      Expiring Leases
     Expiration      Expiring Leases      Expiring Leases   with future step-ups
     ----------     -----------------     ---------------   --------------------
        2001                        -                $ -                      $ -
        2002                        -                  -                        -
        2003                        -                  -                        -
        2004                        -                  -                        -
        2005                        -                  -                        -
        2006                        -                  -                        -
        2007                        -                  -                        -
        2008                        -                  -                        -
        2009                        -                  -                        -
        2010                        -                  -                        -
     Thereafter                     -                  -                        -

====================================================================================


====================================================================================


                                             INDUSTRIAL
                    ----------------------------------------------------------------

                                                                   Annualized
                      Rentable Square     Current Annualized     Revenues Under
     Year of Lease   Footage Subject to   Revenues Under        Expiring Leases
     Expiration      Expiring Leases      Expiring Leases     with future step-ups
     ----------     -----------------     ---------------     --------------------
        2001                         -                $ -                       $ -
        2002                         -                  -                         -
        2003                         -                  -                         -
        2004                         -                  -                         -
        2005                         -                  -                         -
        2006                         -                  -                         -
        2007                         -                  -                         -
        2008                         -                  -                         -
        2009                         -                  -                         -
        2010                         -                  -                         -
     Thereafter                      -                  -                         -

===================================================================================

                            Boston Properties Inc.
                              Second Quarter 2001

                IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

                               Lease Expirations






                           Princeton/East Brunswick

===============================================================================================================================


                                            OFFICE                                                           OFFICE/TECHNICAL
                   ---------------------------------------------------------------------  -------------------------------------

                                                                         Annualized
                        Rentable Square       Current Annualized     Revenues Under        Rentable Square     Current Annualized
     Year of Lease   Footage Subject to         Revenues Under        Expiring Leases     Footage Subject to    Revenues Under
      Expiration        Expiring Leases         Expiring Leases     with future step-ups   Expiring Leases      Expiring Leases
     ----------        ----------------        ---------------      --------------------  -----------------    ----------------

        2001                    126,868        $     3,823,584      $          3,823,584                  -    $              -
        2002                     23,591                698,897                   698,897                  -                   -
        2003                    120,920              3,348,614                 3,328,054                  -                   -
        2004                    400,103             11,483,064                11,545,320                  -                   -
        2005                    240,709              6,871,329                 7,076,713                  -                   -
        2006                     80,213              2,466,191                 2,616,837                  -                   -
        2007                     69,860              2,101,212                 2,347,469                  -                   -
        2008                          -                      -                         -                  -                   -
        2009                    170,255              5,003,167                 5,794,553                  -                   -
        2010                    146,050              4,616,406                 5,045,811                  -                   -
     Thereafter                 873,940             23,175,779                26,381,487                  -                   -

===================================================================================================================================

                        OFFICE/TECHNICAL                               INDUSTRIAL
                     -----------------------   -----------------------------------------------------------------------

                          Annualized                                                        Annualized
                        Revenues Under         Rentable Square     Current Annualized     Revenues Under
     Year of Lease      Expiring Leases       Footage Subject to   Revenues Under        Expiring Leases
     Expiration         with future step-ups   Expiring Leases      Expiring Leases     with future step-ups
     ----------      -----------------------   ---------------      ---------------     --------------------

        2001         $                     -                 -        $           -       $                -
        2002                               -                 -                    -                        -
        2003                               -                 -                    -                        -
        2004                               -                 -                    -                        -
        2005                               -                 -                    -                        -
        2006                               -                 -                    -                        -
        2007                               -                 -                    -                        -
        2008                               -                 -                    -                        -
        2009                               -                 -                    -                        -
        2010                               -                 -                    -                        -
     Thereafter                            -                 -                    -                        -

======================================================================================================================

                            Boston Properties, Inc.
                              Second Quarter 2001


                          IN-SERVICE OTHER PROPERTIES

                               Lease Expirations





       Other Properties (Richmond, VA, Baltimore, MD, Bucks County, PA)

===================================================================================================================================

                           OFFICE                                                               OFFICE/TECHNICAL
                   -----------------------------------------------------------------------      -----------------------------------

                                                                        Annualized
                        Rentable Square     Current Annualized         Revenues Under        Rentable Square    Current Annualized
     Year of Lease   Footage Subject to       Revenues Under            Expiring Leases    Footage Subject to     Revenues Under
     Expiration        Expiring Leases       Expiring Leases          with future step-ups   Expiring Leases      Expiring Leases
     ----------        ----------------      ---------------          --------------------  -----------------     ---------------

        2001                     40,225      $       805,868          $            805,868                  -     $            -
        2002                    189,092            4,306,927                     4,323,159                  -                  -
        2003                    169,286            3,797,680                     3,850,320                  -                  -
        2004                    144,863            2,746,181                     2,891,520                  -                  -
        2005                    398,443            9,629,153                    10,245,434                  -                  -
        2006                    751,060           19,785,582                    21,657,314                  -                  -
        2007                     57,957            2,152,245                     2,206,854                  -                  -
        2008                    209,245            3,658,986                     4,509,845                  -                  -
        2009                    131,791            2,318,026                     2,980,156                  -                  -
        2010                     14,662              168,214                       172,595                  -                  -
     Thereafter                   9,478              202,385                       280,046                  -                  -

===================================================================================================================================

                         OFFICE/TECHNICAL                                                    INDUSTRIAL
                   ----------------------    --------------------------------------------------------------

                        Annualized                                                      Annualized
                      Revenues Under         Rentable Square     Current Annualized     Revenues Under
     Year of Lease      Expiring Leases       Footage Subject to   Revenues Under        Expiring Leases
     Expiration      with future step-ups     Expiring Leases      Expiring Leases     with future step-ups
     ----------      --------------------    -----------------     ---------------     --------------------

        2001         $                  -                    -     $             -     $                  -
        2002                            -              161,000             723,030                  723,030
        2003                            -                    -                   -                        -
        2004                            -                    -                   -                        -
        2005                            -                    -                   -                        -
        2006                            -                    -                   -                        -
        2007                            -                    -                   -                        -
        2008                            -                    -                   -                        -
        2009                            -                    -                   -                        -
        2010                            -                    -                   -                        -
     Thereafter                         -                    -                   -                        -

===========================================================================================================

                            Boston Properties, Inc.
                              Second Quarter 2001

                               HOTEL PERFORMANCE


                             SAME PROPERTY HOTELS
                         Long Wharf Marriott - Boston

====================================================================================================================================
                                   Second Quarter      Second Quarter        Percent             YTD              YTD       Percent
                                        2001                2000              Change            2001             2000        Change
                                        ----                ----              ------            ----             ----        ------
      Occupancy                            83.3% (1)            93.4%         -10.8%            77.1% (1)         90.1%       -14.4%

      Average Daily Rate           $     257.04          $    262.62           -2.1%        $ 238.83          $ 232.84          2.6%

      REVPAR                       $     214.11          $    245.29          -12.7%        $ 184.14          $ 209.79        -12.2%

====================================================================================================================================
                                                    Cambridge Center Marriott
====================================================================================================================================

                                   Second Quarter      Second Quarter        Percent             YTD              YTD       Percent
                                        2001                2000              Change            2001             2000        Change
                                        ----                ----              ------            ----             ----        ------
      Occupancy                            84.3%                90.0%          -6.3%            80.8%             85.7%        -5.7%

      Average Daily Rate           $     212.08          $    215.29           -1.5%        $ 198.83          $ 195.57          2.1%

      REVPAR                       $     178.78          $    193.76           -7.7%        $ 160.65          $ 167.60         -3.7%

====================================================================================================================================
                                                     Residence Inn by Marriott
====================================================================================================================================

                                   Second Quarter      Second Quarter        Percent             YTD              YTD       Percent
                                        2001                2000              Change            2001             2000        Change
                                        ----                ----              ------            ----             ----        ------
      Occupancy                            88.3%                92.4%          -4.4%            87.5%             90.5%        -3.3%

      Average Daily Rate           $     174.42          $    183.81           -5.1%        $ 162.60          $ 164.29         -1.0%

      REVPAR                       $     154.01          $    169.84           -9.3%        $ 142.28          $ 148.68         -4.3%

====================================================================================================================================
                                               Total Same Property Hotel Performance
====================================================================================================================================

                                   Second Quarter      Second Quarter        Percent             YTD              YTD      Percent
                                        2001                2000              Change            2001             2000        Change
                                        ----                ----              ------            ----             ----        ------
      Occupancy                            84.8%                91.8%          -7.6%            80.8%             88.4%        -8.6%

      Average Daily Rate           $     221.33          $    226.74           -2.4%        $ 206.85          $ 203.23         -1.8%

      REVPAR                       $     187.06          $    208.40          -10.2%        $ 166.05          $ 179.73         -7.6%

====================================================================================================================================

(1)   Rooms renovation project underway.

                            Boston Properties, Inc.
                              Second Quarter 2001

                           SAME PROPERTY PERFORMANCE


           Office, Office/Technical, Industrial and Hotel Properties

====================================================================================================================================

                                                    Office     Office/Technical        Industrial          Hotel          Total
                                                    ------     ----------------        ----------          -----          -----
     Number of Properties                               82                    30                    5            3              120
     Square feet                                22,580,791             1,829,986              610,486      937,874       25,959,137
     Percent of in-service properties                 87.2%                100.0%               100.0%       100.0%            91.2%
     Occupancy @ 6/30/00                              99.4%                 91.2%                97.2%           -             98.7%
     Occupancy @ 6/30/01                              97.8%                 98.7%                87.3%           -             97.6%
     Percent change from 2nd quarter 2001
         over 2nd quarter 2000
           Revenue                                     9.4%                 18.1%                -1.9%        -9.4%             8.7%
           Expense                                     8.9%                 17.3%                29.9%        11.0%             9.2%
           Net Operating Income                        9.7%                 18.4%                -9.1%       -12.1%             8.4%

====================================================================================================================================

                 Same Property Lease Analysis - June 30, 2001

====================================================================================================================================

                                                                    Office          Office/Technical    Industrial        Total
                                                                    ------          ----------------    ----------        -----
                   Vacant space available @ 04/01/01 (sf)                294,726               26,699       77,264          398,689
                   Square footage of leases expiring or
                      terminated 04/01/01-06/30/01                       718,249               11,533            -          729,782
                                                                      ----------            ---------     --------       ----------
                   Total space for lease (sf)                          1,012,975               38,232       77,264        1,128,471
                                                                      ==========            =========     ========       ==========
                   New tenants (sf)                                      364,465                    -            -          364,465
                   Renewals (sf)                                         133,291               10,696            -          143,987
                                                                      ----------            ---------     --------       ----------
                   Total space leased (sf)                               497,756               10,696            -          508,452
                                                                      ==========            =========     ========       ==========
                   Space available @ 6/30/01 (sf)                        515,219               27,536       77,264          620,019
                                                                      ==========            =========     ========       ==========
                   Net increase (decrease) in leased space (sf)         (220,493)                (837)           -         (221,330)
                   Average lease term (months)                                84                   12            -               82
                   2nd generation TI/Comm PSF                         $    12.06            $    3.34     $      -       $    11.88
                   Increase in 2nd generation net rents (1)                 72.9%                48.0%           -             72.7%

====================================================================================================================================

(1) Represents increase in net rents on a "cash to cash" basis. (Actual net rent at time of expiration vs. initial net rent of new lease.)

                            Boston Properties, Inc.
                              Second Quarter 2001

   All "In-Service" Properties - quarter ended June 30, 2001

=====================================================================================================================

                                                    Office        Office/Technical      Industrial       Total
                                                    ------        ----------------      ----------       -----
     Vacant space available @ 04/01/01 (sf)           408,881               26,699          77,264       512,844
     Square footage of leases expiring or
        terminated 04/01/01-06/30/01                  859,333               11,533               -       870,866
                                                   -----------           ---------      ----------    ----------
     Total space for lease (sf)                     1,268,214               38,232          77,264     1,383,710
                                                   ==========            =========      ==========    ==========
     New tenants (sf)                                 364,465                    -               -       364,465
     Renewals (sf)                                    133,291               10,696               -       143,987
                                                   ----------            ---------      ----------    ----------
     Total space leased (sf)                          497,756               10,696               -       508,452
                                                   ==========            =========      ==========    ==========
     Space available @ 06/30/01 (sf)                  770,458               27,536          77,264       875,258
                                                   ==========            =========      ==========    ==========
     Net increase/(decrease) in leased space (sf)    (361,577)                (837)              -      (362,414)
     Average lease term (months)                           84                   12               -            82
     2nd generation TI/Comm PSF                    $    12.06            $    3.34      $        -    $    11.88
     Increase in 2nd generation net rents (1)            72.9%                48.0%              -          72.7%

=====================================================================================================================

(1) Represents increase in net rents on a "cash to cash" basis (actual net rent at time of expiration vs. initial net rent of new lease).

                            Boston Properties, Inc.
                              Second Quarter 2001

                 HISTORICALLY GENERATED CAPITAL EXPENDITURES,
               TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS
                                (in thousands)


                        Historical Capital Expenditures

=================================================================================================================================

                                                         1997         1998        1999          2000        Q1 2001    Q2 2001
                                                         ----         ----        ----          ----        -------    -------
 Recurring capital expenditures                       $     1,125   $   3,543  $    11,611   $    11,201   $   2,738  $    3,425
                                                      ===========   =========  ===========   ===========   =========  ==========
 Hotel improvements, equipment upgrades
  and replacements                                    $     2,625   $   3,872  $     2,346   $     5,697   $   2,281  $    4,069
                                                      ===========   =========  ===========   ===========   =========  ==========

=================================================================================================================================

          2nd Generation Tenant Improvements and Leasing Commissions

=================================================================================================================================

                                                         1997         1998        1999          2000        Q1 2001    Q2 2001
                                                         ----         ----        ----          ----        -------    -------
 Office
        Square feet                                     1,016,427     648,291    2,115,281     2,913,599     563,662     497,756
                                                      -----------   ---------  -----------   -----------   ---------  ----------
        Tenant improvement and lease
         commissions p.s.f.                           $     10.83   $    9.82  $     10.60   $     13.82   $   14.72   $   12.06
                                                      -----------   ---------  -----------   -----------   ---------  ----------
 Office/Technical
        Square feet                                       169,878     113,428      167,231       694,536      34,287      10,696
                                                      -----------   ---------  -----------   -----------   ---------  ----------
        Tenant improvement and lease
         commissions p.s.f.                           $      2.22   $    3.32  $      1.94   $      2.95   $    3.19   $    3.34
                                                      -----------   ---------  -----------   -----------   ---------  ----------
 Industrial
        Square feet                                       258,795     320,608      163,962       209,125           -           -
                                                      -----------   ---------  -----------   -----------   ---------  ----------
 Tenant improvement and lease
         commissions p.s.f.                           $      0.99   $    1.13  $      0.60   $      1.38   $       -   $       -
                                                      -----------   ---------  -----------   -----------   ---------  ----------

        Average tenant improvement and lease
         commission p.s.f.                            $      8.06   $    6.57  $      9.34   $     11.16   $   14.05   $   11.88
                                                      ===========   =========  ===========   ===========   =========  ==========

=================================================================================================================================

                            Boston Properties, Inc.
                              Second Quarter 2001

              VALUE CREATION PIPELINE - ACQUISITIONS/DISPOSITIONS
                              as of June 30, 2001

                                 ACQUISITIONS

====================================================================================================================================

                                                                                        Anticipated
                                                                          Initial         Future            Total        Current
    Property                             Date Acquired    Square Feet    Investment     Investment        Investment     Occupancy
    --------                             -------------    -----------    ----------     -----------       ----------     ---------
    Citigroup Center                            Apr-01      1,578,901     755,000,000             -       755,000,000          100%
                                                          -----------   -------------   -----------     -------------    ---------
 Total Value Creation Pipeline -
    Acquisitions                                            1,578,901   $ 755,000,000   $         -     $ 755,000,000          100%
                                                          ===========   =============   ===========     =============    =========

====================================================================================================================================

                                 DISPOSITIONS

====================================================================================================================================

                                                                                            Net
    Property                             Date Disposed    Square Feet   Net Proceeds    Book Value          Gain
    --------                             -------------    -----------   ------------    ----------          ----
    25-33 Dartmouth Street                      Mar-01         78,045   $   6,612,676   $   811,158     $   5,801,518
    Maryland Industrial Park, Bldgs. 2&3        Jun-01        183,945       7,574,494     5,297,462         2,277,032
                                                          -----------   -------------   -----------     -------------
 Total Dispositions                                           261,990   $  14,187,170   $ 6,108,620     $   8,078,550
                                                          ===========   =============   ===========     =============

====================================================================================================================================

                            Boston Properties, Inc.
                              Second Quarter 2001

               VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS
                               as of June 30, 2001

====================================================================================================================================

                                                                                                                      # of
     Development Properties                           Initial Occupancy   Stabilization Date        Location         Buildings
     ----------------------                           -----------------   ------------------        --------         ---------
         Orbital Sciences Phase II - Building 2            Q3 2001             Q3 2001        Dulles, VA                1
         Quorum Office Park                                Q3 2001             Q4 2001        Chelmsford, MA            2
         111 Huntington Avenue - Prudential Center         Q3 2001             Q4 2002        Boston, MA                1
         Broad Run Business Park- Building E               Q4 2001             Q2 2002        Dulles, VA                1
         One and Two Discovery Square (50% ownership)      Q4 2001             Q4 2002        Reston, VA                2
         ITT Educational Services                          Q4 2001             Q4 2001        Springfield, VA           1
         5 Times Square                                    Q1 2002             Q2 2002        New York, NY              1
         Waltham Weston Corporate Center                   Q1 2002             Q1 2003        Waltham, MA               1
         611 Gateway Boulevard                             Q2 2002             Q3 2003        S. San Francisco, CA      1
         Two Freedom Square (50% ownership)                Q3 2002             Q1 2003        Reston, VA                1
         Times Square Tower                                Q4 2003             Q2 2004        New York, NY              1

                                                                                                                     -----
     Total Development Properties                                                                                      13
                                                                                                                     =====

====================================================================================================================================

====================================================================================================================================

                                                                                                  Anticipated            Current
                                                                           Investment                Total             Percentage
     Development Properties                           Square feet            to Date               Investment            Leased
     ----------------------                           -----------            -------               ----------            ------
         Orbital Sciences Phase II - Building 2            160,502               25,616,836            27,618,000          100%
         Quorum Office Park                                259,918               30,815,647            41,747,000          100%
         111 Huntington Avenue - Prudential Center         919,229              215,806,587           290,000,000           92%
         Broad Run Business Park- Building E               124,650               10,790,206            19,946,000            0%
         One and Two Discovery Square (50% ownership)      362,868               19,609,225            42,587,000 (1)       49%
         ITT Educational Services                           32,114                1,105,464             5,740,000          100%
         5 Times Square                                  1,099,154              352,085,712           536,115,000          100%
         Waltham Weston Corporate Center                   295,000               38,326,597            95,446,000           17%
         611 Gateway Boulevard                             249,732               22,510,881            77,523,240            0%
         Two Freedom Square (50% ownership)                417,113               14,600,290            49,336,000 (1)       58%
         Times Square Tower                              1,221,058              203,103,411           653,500,000           51%

                                                     ------------         -----------------       ---------------        -----
     Total Development Properties                       5,141,338             $ 934,370,856       $ 1,839,558,240           68%
                                                     ============         =================       ===============        =====

====================================================================================================================================

                   DEVELOPMENTS PLACED-IN-SERVICE DURING 2001

====================================================================================================================================

                                                       Placed         Stabilization                      # of
                                                   In Service Date        Date             Location    Buildings   Square feet
                                                   ---------------        ----             --------    ---------   -----------

     Class A Office Building
     -----------------------
         302 Carnegie Center                           Q1 2001          Q1 2002      Princeton, NJ        1              64,565
         New Dominion Tech Park - Building 1           Q1 2001          Q1 2001      Herndon, VA          1             235,201
         Andover Office Park, Building 1               Q2 2001          Q2 2002      Andover, MA          1             120,000
         2600 Tower Oaks Boulevard                     Q2 2001          Q2 2002      Rockville, MD        1             178,216

                                                                                                       -----      -------------
                                                                                                          4             597,982
                                                                                                       =====      =============

====================================================================================================================================

====================================================================================================================================

                                                          Investment                Total            Percentage
                                                           to Date               Investment            Leased
                                                           -------               ----------            ------
     Class A Office Building
     -----------------------
         302 Carnegie Center                           $  10,548,860             $  13,435,000              71%
         New Dominion Tech Park - Building 1              48,483,148                48,770,000             100%
         Andover Office Park, Building 1                  13,787,147             $  17,381,000              76%
         2600 Tower Oaks Boulevard                        33,096,432                38,295,000              71%

                                                       -------------             -------------            ----
                                                       $ 105,915,587             $ 117,881,000              83%
                                                       ============              =============            ====

====================================================================================================================================

                            Boston Properties, Inc.
                              Second Quarter 2001

                 VALUE CREATION PIPELINE - OWNED LAND PARCELS
                              as of June 30, 2001
=========================================================================

                                No. of                    Developable
     Location                  Parcels        Acreage     Square Feet
     --------                  -------        -------     -----------

     Rockville, MD                   5           96.5       1,006,000
     Dulles, VA                      2           76.6         937,000
     Gaithersburg, MD                4           27.0         850,000
     San Jose, CA                    5            3.7         841,000
     Reston, VA                      2            4.7         720,000
     Boston, MA                      4            2.5         699,000
     Washington, DC (1)              1            1.3         550,000
     Marlborough, MA                 1           50.0         400,000
     Herndon, VA                     2           25.2         383,000
     Waltham, MA                     1            4.3         202,000
     S. San Francisco, CA            1            3.0         120,799
     Andover, MA                     1           10.0         110,000
     Springfield, VA                 2            4.2          40,000
                               -------        -------     -----------
                                    31          308.9       6,858,799
                               =======        =======     ===========

=========================================================================


                VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS
                              as of June 30, 2001
=========================================================================

                                No. of                    Developable
     Location                  Parcels        Acreage     Square Feet
     --------                  -------        -------     -----------

     Princeton, NJ (2)              14          149.9       1,900,000
     Weston, MA (3)                  1           74.0         350,000
     Framingham, MA (4)              1           21.5         300,000
     Cambridge, MA (5)               1            2.6         165,000
                               -------        -------     -----------
                                    17          248.0       2,715,000
                               =======        =======     ===========

=========================================================================

  (1) 25% interest in land through a joint venture.
  (2) $20.00/FAR plus an earnout calculation.
  (3) $18.2 million (of which $9.1 million has already been paid) subject to receiving all necessary permits and approvals.
  (4) Subject to ground lease.
  (5) Prior to January 23, 2002 the cost will be $25.92/ SF of land area. Land area is approximately 108,000 SF.

                            Boston Properties, Inc.
                              Second Quarter 2001

                         ACQUISITION PROPERTY PROFILE

     PROPERTY NAME:       Citigroup Center

     PRODUCT TYPE:        Class A office tower

     LOCATION:            New York, NY

     DESCRIPTION:         Class A Office Space

     SIZE:                1,578,901 square feet

     PURCHASE PRICE:      $ 755,000,000

     CLOSING DATE:        April 25, 2001

     FUTURE INVESTMENT:   $           -

     OCCUPANCY LEVEL:     100%

     FUNDING SOURCE:      Cash, New Mortgage Financing, Equity Investor

     LARGEST TENANT:      Citibank

                       COMPANY:               SIZE:     LEASE EXPIRATION:
                       Citibank, NA           639,971   4/30/2016 and 12/31/2004
                       O'Melveny & Myers LLP  121,576   5/31/06
                       A.T. Kearney           109,268   12/31/08